Aug. 11, 2017
American Funds Retirement Income Portfolio - Conservative SM
American Funds Retirement Income Portfolio - Conservative SM
American Funds Retirement Income Portfolio SeriesSM Prospectus Supplement August 14, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1.	The first footnote in the “Shareholder fees” table in the “Fees and expenses of the fund” section of the prospectus for each series fund of the series is amended in its entirety to read as follows:

A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Keep this supplement with your prospectus.